UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                 Washington, D.C. 20549-1004

                          FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                   EXCHANGE ACT OF 1934

               DATE OF REPORT  December 5, 1995

                   MacDermid, Incorporated
     (Exact name of registrant as specified in its charter)

                        Connecticut
(State or other jurisdiction of incorporation or organization)

               COMMISSION FILE NUMBER   0-2413

                         06-0435750
             (I.R.S. Employer Identification No.)

     245 Freight Street, Waterbury, Connecticut   06702
(Address of principal executive offices)        (Zip Code)

Registrant's telephone number, including area code  (203) 575-5700

                            NONE
    Former name or former address, if changed since last report.

Item 2.  ACQUISITION OF ASSETS:

On December 5, 1995, the Registrant, MacDermid, Incorporated, completed the acquisition from Hercules Incorporated of all of the assets and certain liabilities of its Electronics and Printing Division ("EPD") for a purchase price of $100 million cash and $30 million in preferred stock.

The acquisition includes EPD's specialty chemical business, relating to photopolymers used in the printing of electrical patterns on circuit boards and printing of packaging and display materials, as well as its manufacturing and research facilities located in Middletown, Delaware. EPD's business is primarily located in the United States with a portion located in Europe and Asia where MacDermid previously acted as a commission seller of certain of EPD's products.

The funds used to purchase EPD were obtained through borrowings from Chase Manhattan Bank, N.A., as Swingline Lender and Agent, under a combined revolving loan and term loan agreement. The preferred stock issued by a wholly-owned subsidiary of MacDermid, provides for 6% dividends payable in preferred stock.

MacDermid intends to continue EPD's operations in Delaware, taking advantage of its well-trained 165 person team which includes research, manufacturing and marketing personnel.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

7(a)  Financial Statements of Business Acquired, Electronics and
      Printing Division of Hercules Incorporated as follows:

      i.    Balance Sheets as of December 31, 1994 and 1993

      ii. Statement of Operations for each of the three years in the period ended December 31, 1994

      iii. Statement of Cash Flow for each of the three years in the period ended December 31, 1994

      iv. Statement of Changes in Division Equity for each of the three years in the period ended December 31, 1994

      v.    Notes to the Financial Statements for the years ended
            December 31, 1994, 1993 and 1992

      vi.   Report of Independent Accountants

      vii.  Unaudited Balance Sheet as of September 30, 1995

      viii. Unaudited Statement of Operations for the nine months ended September 30, 1995

7(b)  Pro Forma Financial Information.

      It is impracticable to file the pro forma financial information required with the initial filing of this Report on Form 8-K. Such pro forma financial information will be filed by amendment to this Report as soon as practicable and within 60 days after the required filing date for this Report.

7(c)  Exhibits.

      2 Sale and Purchase Agreement dated as of November 29, 1995, signed December 5, 1995, between Hercules Incorporated, as seller, MacDermid, Incorporated, as buyer, and MacDermid Imaging Technology, Inc., as assignee and joint and several obligor of MacDermid.

      4.1  Credit Agreement, dated as of December 5, 1995 among
           MacDermid, Incorporated, MacDermid Imaging Technology, Inc., the Banks signatory hereto and The Chase Manhattan Bank, N.A. as Swingline Lender and Agent.

      4.2 Series A Preferred Stock Agreement, providing for issuance of preferred stock of MacDermid Imaging Technology, Inc., among Hercules Incorporated, MacDermid, Incorporated and MacDermid Imaging Technology, Inc.

      23   Consent of Coopers & Lybrand L.L.P.

      27.1 Financial Data Schedule based upon Audited Financial
           Statements of Electronics and Printing Division as of December 31, 1994.

      27.2 Financial Data Schedule based upon Interim Unaudited
           Financial Statements of Electronics and Printing Division as of September 30, 1995.

      99.1 Press Release of MacDermid dated December 5, 1995.



                             SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          MacDermid, Incorporated
                                               (Registrant)


                                          By:   /s/ John L. Cordani
                                          Name:  John L. Cordani

                                          Title: Corporate Secretary

                                          Dated: December 20, 1995

              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
                 DIVISION BALANCE SHEETS
                  (Dollars in Thousands)
                                               December 31
                                          --------------------
                                            1994          1993
ASSETS
Current Assets:
Trade accounts receivable                 $12,916      $11,677
Less allowance for doubtful
 accounts                                     318          317
                                          -------      -------
     Net Accounts Receivable               12,598       11,360
Inventories
     Finished products                      6,413        6,270
     Materials, supplies, and
      work in process                       5,883        3,945
                                          -------      -------
     Total Inventories                     12,296       10,215
                                          -------      -------
     Total Current Assets                  24,894       21,575

Property, plant & equipment
     Land                                      17           17
     Buildings and equipment               25,865       25,376
     Construction in progress               1,495        1,042
     Accumulated depreciation             (16,345)     (15,318)
                                          -------      -------
     Net Property, Plant and
      Equipment                            11,032       11,117
Equipment at customer
 locations, net                               390        1,739
Deferred charges and other
 assets                                       248          496
                                          -------      -------
         TOTAL ASSETS                     $36,564      $34,927
                                          =======      =======

The accompanying notes are an integral part of the financial statements.


              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
                 DIVISION BALANCE SHEETS
                  (Dollars in Thousands)
                                               December 31
                                          --------------------
                                            1994          1993
LIABILITIES AND DIVISION EQUITY
Current liabilities
Accounts payable                         $ 2,844       $ 1,198
Accrued expenses
     Payroll and employee
      benefits                             1,551         1,787
     Other                                 3,203         1,352
                                         -------       -------
     Total Current Liabilities             7,598         4,337

Deferred taxes on income                   1,064         1,638

Division equity                           27,902        28,952
                                         -------       -------
         TOTAL LIABILITIES AND
          DIVISION EQUITY                $36,564       $34,927
                                         =======       =======

The accompanying notes are an integral part of the financial statements.


              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
                 STATEMENT OF OPERATIONS
                  (Dollars in Thousands)
                                      Years Ended December 31,
                                      ------------------------
                                        1994     1993     1992
                                        ----     ----     ----
Net Sales                            $66,080  $56,666  $51,502

Cost of sales                         35,660   29,471   26,467
                                     -------  -------  -------
Gross profit                          30,420   27,195   25,035

Selling, general and
 administrative expenses              10,068    9,870    9,437
Allocated selling, general
 and administrative
 expenses                              4,613    4,611    3,610
Research and development               2,335    1,957    1,527

Other operating (income)
 expenses                                251   (1,282)     384
                                     -------  -------  -------
Income before taxes and
 effect of changes in
 accounting principles                13,153   12,039   10 077
Provision for taxes on
 income                                5,251    4,842    3,917
                                     -------  -------  -------
Income before effect of
 changes in accounting
 principles                            7,902    7,197    6,160
Effect of changes in
 accounting principles                   -        863      -
                                     -------  -------  -------
  Net income                         $ 7,902  $ 6,334  $ 6,160
                                     =======  =======  =======


The accompanying notes are an integral part of the financial statements.

              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
                  STATEMENT OF CASH FLOW
                  (Dollars in Thousands)
                                           Year Ended December 31,
                                           -----------------------
                                            1994     1993     1992
CASH FLOW FROM OPERATING ACTIVITIES
Net income                                $7,902   $6,334   $6,160

Adjustments to reconcile net
 income to cash provided from
 operations:
     Depreciation                          1,225    1,211    1,265
     Deferred income taxes                  (574)  (1,097)   1,210
     Loss on disposal of
      property, plant and
      equipment                              132      198      241

Accruals and deferrals of
 cash receipts and payments:
     Accounts receivable, net             (1,238)     197     (681)
     Inventories                          (2,081)  (1,246)     622
     Equipment at customer
      locations                            1,349      (46)       7
     Accounts payable and
      accrued expenses                     3,261     (493)  (1,074)
     Deferred charges and
      other assets                           248      583     (397)
                                          ------   ------   ------
     Net cash provided by
      operations                          10,224    5,641    7,353

CASH FLOW FROM INVESTING ACTIVITIES
     Capital expenditures                 (1,280)  (1,101)    (203)
     Proceeds from sale of
      property and equipment                   8      -          4
                                          ------   ------   ------
     Net cash used for
      investing activities                (1,272)  (1,101)    (199)

CASH FLOW FROM FINANCING ACTIVITIES
     Parent company capital
      wihdrawals                          (8,952)  (4,540)  (7,154)
                                          ------   ------   ------
     Net cash                             $    0   $    0   $    0
                                          ======   ======   ======

The accompanying notes are an integral part of the financial statements.

              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
          STATEMENT OF CHANGES IN DIVISION EQUITY
                  (Dollars in Thousands)

        BALANCE AT JANUARY 1, 1992             $28,152

        Net income                               6,160

        Capital withdrawal                       7,154
                                               -------

        BALANCE AT DECEMBER 31, 1992           $27,158

        Net income                               6,334

        Capital withdrawal                       4,540
                                               -------

        BALANCE AT DECEMBER 31, 1993           $28,952

        Net income                               7,902

        Capital withdrawal                       8,952
                                               -------

        BALANCE AT DECEMBER 31, 1994           $27,902
                                               =======

The accompanying notes are an integral part of the financial statements.


              ELECTRONICS & PRINTING DIVISION
                  HERCULES INCORPORATED
               NOTES TO FINANCIAL STATEMENTS
                  (Dollars in Thousands)


1.  SIGNIFICANT ACCOUNTING POLICIES:

    BASIS OF PRESENTATION

         The Electronics & Printing Division (EPD) is a division of Hercules Incorporated (the Parent). EPD supplies Aqua Mer dry film resist used in the production of printed wiring boards (PWB). EPD also supplies Merigraph Systems which consists of equipment used to make the printing plate, photopolymer resin, and products required in the process. Its geographic scope is primarily North America, the location of its production facility. EPD's customers are a large and diverse group with no single customer accounting for more than 9% of sales for the electronics or printing businesses, respectively. EPD performs ongoing evaluations of its customers and generally does not require collateral. EPD has not experienced significant losses from its customers in the past.

          The financial statements reflect the results of operations and financial position of EPD, including certain allocations by the parent company. All material intercompany transactions and balances have been eliminated.

    EQUIPMENT AGREEMENTS AND RESIN PURCHASE AGREEMENTS

          The Company enters into agreements with its customers for the sale of equipment used to make printing plates. Concurrently, most of these customers enter into Resin Purchase Agreements with the Company whereby they are required to purchase all of their materials requirements from EPD over the term of the contract. Gain or loss on the sale of equipment is recorded at the time of sale.

    ENVIRONMENTAL EXPENDITURES

          Environmental expenditures that pertain to current operations or relate to future revenues are expensed or capitalized consistent with the company's capitalization policy. Expenditures that result from the remediation of an existing condition caused by past operations, that do not contribute to current or future revenues, are expensed. Liabilities are recognized for remedial activities when the cleanup is probable and the cost can be reasonably estimated.

    INVENTORIES

          Inventories are stated at the lower of cost or market. Raw materials, work in process, and finished goods manufactured by the Company are substantially valued on the last-in, first-out
(LIFO) method. Inventory under LIFO at December 31, 1994 and 1993 approximated $4,727 and $5,510, respectively. Equipment purchased for sale, spare parts, and all other finished goods are valued on the average-cost method. Foreign inventories, representing approximately $1,235, $1,097, and $550 in 1994, 1993, and 1992,
respectively, are valued on the average cost method.

    PROPERTY, PLANT AND EQUIPMENT

          Property, plant and equipment are stated at cost. EPD changed to the straight-line method of depreciation, effective January 1, 1991, for newly acquired processing facilities and equipment. Assets acquired before the effective date of the change continue to be depreciated principally by accelerated methods. EPD believes that straight-line depreciation provides for a better matching of costs and revenues over the lives of the assets. For income tax purposes, accelerated depreciation methods are used.

          Maintenance, repairs, and minor renewals are charged to income; major renewals and betterments are capitalized. Upon normal retirement or replacement, the cost of property (less proceeds of sale or salvage) is charged to accumulated depreciation.

    EQUIPMENT AT CUSTOMER LOCATIONS

          Equipment at customer locations remains the property of the Company and is depreciated to cost of sales based on accelerated methods over 48 months or the Resin Purchase Agreement term, whichever is shorter.

    INCOME TAXES

          EPD is not a separate tax paying entity. Accordingly, its results of operations have been included in tax returns filed by Hercules. The accompanying financial statements include a charge in lieu of tax which approximates the tax provision assuming EPD filed separate returns. This tax provision reflects the application of Statement of Financial Accounting Standards No. 109, "Accounting for Income Taxes" for all periods presented.

2.  INVENTORIES:

          If the cost of all inventories had been valued on the average cost method, which approximates current cost, inventories would have been $702 and $456 lower than as reported on the LIFO method at December 31, 1994, and 1993, respectively.

3.  PENSIONS:

          EPD participates in various Hercules-defined benefit pension plans covering substantially all employees. Benefits are based on average final pay and years of service. EPD's allocation of amounts credited directly to Selling, General and Administrative expense, based on the relationship of EPD's total payroll to Hercules' payroll, was $46, $76, and $108 in 1994, 1993 and 1992, respectively.
Information on the actuarial present value of benefit obligation, fair value of plan assets, and pension costs is not provided as such information is not maintained separately for employees of EPD.

4.  OTHER POSTRETIREMENT BENEFITS:

          EPD participates in certain defined benefit postretirement health care and life insurance programs provided to retired Hercules employees. Substantially all employees are covered and become eligible for these benefits upon satisfying the appropriate age and service requirements necessary for receipt of these benefits.

          Effective January 1, 1993, Hercules adopted Statement of Financial Accounting Standards (SFAS) No. 106 "Employers' Accounting for Postretirement Benefits Other than Pensions." SFAS No. 106 requires the recognition of these benefit costs on an accrual basis. Prior to January 1, 1993, the costs of retiree health care and life insurance were expensed as paid. The effect of adopting this accounting standard has been recognized immediately as the effect of a change in accounting principle and has resulted in a charge of $689 (net of a tax benefit of $455). This represents the accumulated postretirement benefit obligation existing at January 1, 1993. EPD's allocated portion of the net periodic postretirement cost was $247 and $295 in 1994 and 1993, respectively. In 1992, the cost of these benefits totaled $289 and were expensed as paid. The income statement impact of this accumulated postretirement benefit expense was allocated based on the relationship between EPD's number of active employees to Hercules' number of active employees. The liability for such costs has not been reflected in these financial statements.

5.  POSTEMPLOYMENT BENEFITS:

          EPD participates in certain disability and workers compensation benefits, including medical benefits, provided to former or inactive Hercules employees. Substantially all employees are covered and become eligible for these benefits upon satisfying the appropriate age and service requirements necessary for receipt of these benefits.

          Effective January 1, 1993, Hercules adopted SFAS No. 112, "Employers' Accounting for Postemployment Benefits." This statement requires recognition of these benefit costs on an accrual basis.
Prior to January 1, 1993, disability benefits and workers' compensation benefits were expensed as claims were reported. The effect of adopting SFAS No. 112 has been recognized immediately as the effect of a change in accounting principle and has resulted in a charge of $174 (net of a tax benefit of $116). The income statement impact of this accumulated postemployment benefit expense was allocated based on the relationship between EPD's total number of employees and Hercules' total number of employees. The periodic postemployment benefit costs, which are included in the corporate cost allocation, are impracticable to determine. The liability for such costs has not been reflected in these financial statements.

6.  RELATED PARTY TRANSACTIONS:

          The financial statements include allocations by Hercules for certain corporate administrative and benefit costs incurred for the benefit of all operating divisions. These costs are allocated to operating divisions on a variety of methodologies as follows:

          a. Specific identification - based on estimates of time and services provided.

          b. Relative identification - based on relevant criteria that establishes the division's relationship to the entire pool of beneficiaries.

          c. Formula driven - nonidentifiable to division but incurred for the benefit of all.

          Corporate costs include executive, legal, accounting, tax, auditing, cash management, purchasing, safety, human resources, health and environmental, international, and employee benefits.

          Allocated costs included in selling, general, and administrative costs are $4,613, $4,611, and $3,610 during 1994, 1993, and 1992, respectively. These allocations, while reasonable under the circumstances, may not represent the cost of similar activities on a separate entity basis.

7.  CASH AND CAPITAL REQUIREMENTS:

          As an operating division of Hercules, EPD participated in Hercules' centralized cash management system. Accordingly, cash received from EPD operations was administered centrally while Hercules financed operational and working capital requirements as well as capital expenditures. EPD has had no external sources of financing, such as available lines of credit, as may be necessary to operate as a separate entity.

          The statement of cash flow is prepared as though the cash received and disbursed on behalf of EPD by Hercules was transacted through EPD.

8.  CAPITALIZED INTEREST:

          As a result of cash management and funding practices within Hercules, EPD has recorded capitalized interest of $25, $20, and $28 on active construction projects during 1994, 1993, and 1992, respectively. These amounts are based on Hercules' weighted average interest rate on borrowings outstanding during the construction periods. The amortization of capitalized interest, included in cost of sales for 1994, 1993, and 1992, was $125, $124, and $123, respectively, while the unamortized balance included as a cost of facilities at December 31, 1994 and 1993 was $704 and $804, respectively.

9.  TAXES ON INCOME:

          The domestic and foreign components of income before taxes on income are presented below.
                                  1994       1993       1992
     Domestic                  $12,927    $11,983    $10,077
     Foreign                       226         56        -
                               -------    -------    -------
                               $13,153    $12,039    $10,077

    A summary of the components of the tax provision
follows:
                                  1994       1993       1992
     Currently payable
       U.S. Federal             $4,685     $4,355     $2,213
       Foreign                      91         23        -
       State                     1,049        990        494

     Deferred
       Domestic                   (574)      (526)     1,210
                                ------     ------     ------
                                $5,251     $4,842     $3,917

    Deferred tax liabilities (assets) at December 31,
1994 and 1993 consist of:

                                  1994         1993
     Depreciation               $2,516       $2,660
     Inventory                     883          967
                                ------       ------
Gross deferred tax liabilities   3,399        3,627

Postretirement benefits           (418)        (424)
Accrued expenses                (1,265)      (1,140)
Inventory
Accounts receivable               (179)        (129)
Other                             (473)        (296)
                                ------       ------
Gross deferred tax assets       (2,335)      (1,989)

Valuation allowance                  -            -
                                ------       ------
Net deferred tax liability      $1,064       $1,638

    A reconciliation of income taxes at the U.S.
statutory rate with the income taxes recorded follows:

                                  1994       1993       1992
Computed at statutory income
   tax rate                     $4,579     $4,168     $3,426
State taxes, net of federal
   benefit                         614        570        472
Change in tax rates                 (3)        80        -
Difference in foreign tax rates     12          3        -
Other                               49         21         19
                                ------     ------     ------
Provision for income taxes      $5,251     $4,842     $3,917

10.  COMMITMENTS AND CONTINGENCIES:

          EPD leases buildings, vehicles, and equipment under various operating leases with third parties. The leases can be cancelled within original periods ranging from less than one year to four years.

          Rent expense under operating leases for the years ended
December 31, 1994, 1993, and 1992 was $188, $151, and $107, respectively.

11.  Operations by Geographic Area:

          The following table represents operating results and other financial data by geographic area:
                                United
                                States      Other       Total
1994
Net sales                      $59,462     $6,618     $66,080
Profit (loss) from operations   13,363       (210)     13,153
Identifiable assets             33,402      2,524      35,926

1993
Net sales                       54,667      1,999      56,666
Profit from operations          12,026         13      12,039
Identifiable assets             31,435      1,257      32,692

1992
Net sales                       50,792        710      51,502
Profit from operations          10,075          2      10,077
Identifiable assets             31,714        237      31,951

          The company's foreign operations are primarily in Belgium and Taiwan. Identifiable assets include net trade accounts receivable, inventories, and net property, plant and equipment.




12.  SUBSEQUENT EVENT:

          On September 27, 1995, a letter of intent was signed by the company's Parent with a third party for the pending sale of substantially all the assets and liabilities of the company.

            REPORT OF INDEPENDENT ACCOUNTANTS



To the Shareholders and the Board of Directors of Hercules Incorporated:

We have audited the accompanying balance sheets of the Electronics and Printing Division of Hercules Incorporated as of December 31, 1994 and 1993 and the related statements of operations, division equity, and cash flow for each of the three years in the period ended December 31, 1994. These financial statements are the responsibility of the company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Electronics and Printing Division of Hercules Incorporated as of December 31, 1994 and 1993 and the results of its operations and its cash flow for each of the three years in the period ended December 31, 1994, in conformity with generally accepted accounting principles.

As discussed in Notes 4 and 5 to the financial statements, in 1993, the company changed its methods of accounting for postretirement and postemployment benefits other than pensions.

                           Coopers & Lybrand L.L.P.

2400 Eleven Penn Center
Philadelphia, Pennsylvania 19103
November 9, 1995

The pro forma financial statements of the Electronics and Printing Division of Hercules Incorporated include the unaudited Interim Division Balance Sheet at September 30, 1995 and the unaudited Interim Statement of Operations and Changes in Division Equity for the nine months ended September 30, 1995, as follows:

                ELECTRONICS AND PRINTING DIVISION
                     HERCULES INCORPORATED
                INTERIM - DIVISION BALANCE SHEET
                       September 30, 1995
                     (Dollars in Thousands)
                                                    (Unaudited)
ASSETS
Current Assets:
Trade accounts receivable                             $13,943
Less allowance for doubtful accounts                      362
                                                      -------
     Net Accounts Receivable                           12,598

Inventories
     Finished products                                  6,227
     Materials, supplies, and work
      in process                                        6,039
                                                      -------
     Total Inventories                                 12,266

Property, plant and euipment                           25,564
Less accumulated depreciation                          15,525
                                                      -------
     Net Property, Plant and Equipment                 10,039

Equipment at customer locations, net                    2,264

Deferred charges and other assets                         123
                                                      -------
          TOTAL ASSETS                                $38,255
                                                      =======

LIABILITIES AND DIVISION EQUITY
Current liabilities
Accounts payable and accrued expenses                 $ 4,985
Accrued income taxes                                    1,577
                                                      -------
     Total Current Liabilities                          6,562

Deferred income taxes                                   2,437

Division equity                                        29,256
                                                      -------
          TOTAL LIABILITIES AND DIVISION EQUITY       $38,255
                                                      =======



                 ELECTRONICS & PRINTING DIVISION
                      HERCULES INCORPORATED
            INTERIM DIVISION STATEMENT OF OPERATIONS
                 AND CHANGES IN DIVISION EQUITY
              Nine Months Ended September 30, 1995
                     (Dollars in Thousands)

                                                      (Unaudited)
Net sales                                               $53,708

Cost of sales                                            26,332
                                                        -------
Gross profit                                             27,376

Selling, general and administrative expenses             11,087

Allocated selling, general and administrative
 expenses                                                 2,600

Other operating expenses, net                               522
                                                        -------
Income before taxes                                      13,167

Provision for taxes on income                             5,267
                                                        -------
Net income                                                7,900

Division equity at December 31, 1994                     27,902

Capital withdrawal                                       (6,546)
                                                        -------
Division equity at September 30, 1995                   $29,256
                                                        =======
